                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT PURSUANT
                                                     TO SECTION 13 OR 15(D) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                    Date of report (Date of earliest event reported): May 25, 2005

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                                0-13163                                                       71-0581897
                        (Commission File Number)                                   (IRS Employer Identification No.)

        1 Information Way, P.O. Box 8180, Little Rock, Arkansas                               72203-8180
                (Address of Principal Executive Offices)                                      (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K filing is  intended  to  simultaneously  satisfy  the filing  obligation  of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         At the quarterly meeting of the Acxiom Corporation Board of Directors held on May 25, 2005, James T.  Womble  offered  his planned  resignation  as a director, and the board accepted his resignation as of that date. Mr. Womble,  who has served on the board since 1975, will remain employed in his role as a senior executive  officer of the Company.  Mr.  Womble  resigned in order for the Company to be in  compliance  with the Nasdaq final rules adopted on November 4, 2003, which  rules  require  that independent  directors  comprise  a majority  of the  directors  serving  on the boards of  Nasdaq-listed companies.  The rule becomes effective for the Company as of the date of its 2005 annual stockholders meeting, which is currently scheduled for August 3,
2005.

                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2005

                                                     ACXIOM CORPORATION

                                                     By:      /s/  Jerry C. Jones
                                                              ____________________________________________
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader